Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1955

                       New World Leaders Portfolio 2019-1
                       American Innovation Leaders 2019-1

                        INVESCO UNIT TRUSTS, SERIES 1960

                    Dividend Income & Value Portfolio 2019-2

                         Supplement to the Prospectuses

As a result of a previously announced spin-off, on June 1, 2019, holders of DuPont de Nemours, Inc. ("DD") common stock received one share of Corteva, Inc. ("CTVA") common stock for every three shares of DD common stock held as of May 24, 2019.

DD was formerly known as DowDuPont Inc. under the ticker DWDP and changed its name to DuPont de Nemours, Inc. on June 3, 2019.

Notwithstanding anything to the contrary in the Prospectuses, each Portfolio now holds, and will continue to purchase, shares of both DD and CTVA.

Supplement Dated:  June 3, 2019